FEDERATED STRATEGIC INCOME FUND
(A Portfolio of Fixed Income Securities, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Supplement to Statement of Additional Information dated January 31, 1999

Please insert the following as the last subsection to the section entitled "Derivative Contracts" which begins on page 4 of the Statement of Additional
Information:


     "Swaps. Swaps are contracts in which two parties agree to pay each other
     (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

         Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above
         (Cap) or below (Floor) a certain level in return for a fee from the other party.

         Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset."
                                                                   March 1, 1999



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Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 338319700
Cusip 338319866
Cusip 338319809
Cusip 338319882
G00531-07(3/99)